UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2011

First Horizon National Corporation

(Exact Name of Registrant as Specified in its Charter)

TN	001-15185	62-0803242
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

165 Madison Avenue Memphis, TN	38103
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 523-4444

(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment of Bylaws

(1)    On July 18, 2011, the Company’s Board of Directors amended ARTICLE FOUR, Section 4.16 of the Company’s Bylaws. The Bylaws are amended immediately as described below. The amended and restated Bylaws are filed herewith as Exhibit 3.1.

(2)        The amendment to Section 4.16 makes certain clarifying and ministerial changes to the language of that section. In particular, the new language explicitly contemplates that any of the offices specified in that section may be shared by more than one person. The amendment took effect immediately upon Board approval on July 18, 2011.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit #	Description

3.1	Bylaws of First Horizon National Corporation, as amended and restated July 18, 2011

All summaries and descriptions of documents, and of amendments thereto, set forth above are qualified in their entirety by the documents themselves, whether filed as an exhibit hereto or filed as an exhibit to a later report.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation (Registrant)

Date: July 19, 2011	By:	/s/ Clyde A. Billings, Jr.
Senior Vice President, Assistant General Counsel, and Corporate Secretary

EXHIBIT INDEX

EX-3.1	Bylaws of First Horizon National Corporation, as amended and restated July 18, 2011